UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2019

DSG GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53988	26-1134956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 – 2630 Croydon Drive, Surrey, BC, V3Z 6T3, Canada

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code	(604) 575-3848

214 – 5455 152nd Street, Surrey, BC, V3S 5A5, Canada

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in the Registrant’s Certifying Accountant

(a)	Resignation of Independent Accountant.

On January 29, 2019, Saturna Group Chartered Professional Accountants LLP (“Saturna Group, LLP”) resigned as our independent registered public accounting firm. On March 14, 2019, we engaged Buckley Dodds LLP as our independent registered public accounting firm. The Board of Directors of our company approved the engagement of Buckley Dodds LLP as its independent registered public accounting firm.

Saturna Group, LLP’s report on our company’s financial statements for the fiscal years ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our company’s fiscal year ended December 31, 2017 and in the subsequent interim periods ended through to the date of resignation, there were no disagreements, resolved or not, with Saturna Group, LLP on any matter with management, with respect to any accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreement, if not resolved to the satisfaction of Saturna Group, LLP, would have caused Saturna Group, LLP to make reference to the subject matter of the disagreement in connection with its report.

During our company’s fiscal year ended December 31, 2017 and in the subsequent interim periods ended through to the date of resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Saturna Group, LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of such letter, dated March 29, 2019, is filed as Exhibit 16.1 to this Current report on Form 8-K.

(b)	Engagement of Independent registered public accounting firm.

During our company’s fiscal year ended December 31, 2017 and in the subsequent interim periods ended through to the date of appointment of Buckley Dodds, LLP on March 14, 2019, we have not consulted with Buckley Dodds, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Buckley Dodds, LLP provided to our company a written report or oral advice that Buckley Dodds, LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with Buckley Dodds, LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Saturna Group, LLP regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSG GLOBAL INC.

By:	/s/ Robert Silzer
Robert Silzer, Chief Executive Officer and Chief Financial Officer
Date:	April 1, 2019